                                                                   EXHIBIT 10.12



                               AVANEX CORPORATION

                  SECOND AMENDED AND RESTATED CO-SALE AGREEMENT

      This Second Amended and Restated Co-Sale Agreement (this "Co-Sale Agreement") is made as of September 14, 1999 by and among Avanex Corporation, a California corporation (the "Company"), Simon Xiaofan Cao, Jessy Chao and Paul Shi-Qi Jiang (the "Founders"), the purchasers of the Company's Series A Preferred Stock (the "Series A Preferred"), Series B Preferred Stock (the "Series B Preferred") and Series C Preferred Stock (the "Series C Preferred") pursuant to that certain Amended and Restated Series A Preferred, Series B Preferred and Series C Preferred Stock Purchase Agreement dated February 19, 1999 between the Company and such purchasers (the "Prior Purchasers"), and the purchasers of the Company's Series D Preferred Stock (the "Series D Preferred") pursuant to that certain Series D Preferred Stock Purchase Agreement of even date herewith (the "SERIES D AGREEMENT") between the Company and such purchasers (including purchasers in subsequent closings under the Series D Agreement who execute a counterpart signature page to this Agreement) (the "Series D Purchasers") (the Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred are collectively referred to herein as the "Preferred Stock") (the Prior Purchasers and the Series D Purchasers being collectively referred to herein as the "Purchasers").

      RECITALS

      A. The Founders are presently the beneficial owners of Four Million Two Hundred Thousand (4,200,000) shares of the outstanding Common Stock of the Company (the "Common Stock"). All said shares and any additional shares of capital stock of the Company subsequently owned by the Founders are herein collectively referred to as the "Co-Sale Shares";

      B. Pursuant to that certain Amended and Restated Series A Preferred, Series B Preferred and Series C Preferred Stock Purchase Agreement dated February 19, 1999 (the "Prior Purchase Agreement"), the Purchasers thereto acquired from the Company Four Million Five Hundred Thirty Thousand Eighty (4,530,080) shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"), after the Company met certain conditions set forth in the Prior Purchase Agreement, Six Million Two Hundred Ninety Six Thousand Seven Hundred Forty Four (6,296,744) shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock"), and, after the Company met certain conditions set forth in the Prior Purchase Agreement, nine million thirty-two thousand one hundred sixty-nine (9,032,169) shares of the Company's Series C Preferred Stock (the "Series B Preferred Stock"). In connection with the Prior Purchase Agreement, the Purchasers thereto, the Founders and the Company entered into that certain First Amended and Restated Co-Sale Agreement dated February 19, 1999 (the "Prior Co-Sale Agreement");

      C. Pursuant to the Series D Agreement, the Company shall sell to the Series D Purchasers up to Three Million Four Hundred Eighty-Seven Thousand Ninety-Seven (3,487,097) shares of the Company's Series D Preferred Stock (the "Series D Preferred Stock");



                 Second Amended and Restated Co-Sale Agreement



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      D. The obligations of each of the Purchasers to purchase its respective amount of Series D Preferred Stock is conditioned upon, among other things, the execution and delivery by the Founders, each of the Purchasers, and the Company of this Co-Sale Agreement;

      E. The Founders have agreed to grant the Purchasers the opportunity to participate, upon the terms and conditions set forth in this Co-Sale Agreement, in certain subsequent sales of the Co-Sale Shares made by the Founders to induce the Purchasers to acquire shares of the Company's Preferred Stock; and

      F. The parties to the Prior Co-Sale Agreement wish to amend, restate and supersede such agreement and adopt this Co-Sale Agreement in lieu thereof.

      NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Purchasers, the Founders and the Company agree as follows:

AGREEMENT

      1.    Definitions

            (a) "Common Stock Equivalents" shall mean the Company's Common Stock then outstanding and the shares of Common Stock then issuable upon conversion of all outstanding Preferred Stock, options and other securities convertible into Common Stock of the Company or convertible into securities convertible into Common Stock of the Company.

            (b) "Transactions" shall mean any transaction or series of related transactions which require the giving of notice by a Founder in accordance with
Section 2(a).

            (c) "Participant" shall mean a Purchaser who elects to participate in a Founder's sale pursuant to Section 2(b) or Section 3(b).

      2.    Sales by a Founder

            (a) Before a Founder attempts to transfer any Co-Sale Shares in one or more transactions, such Founder shall promptly notify all Purchasers and the Company of the terms and conditions of the transaction at least twenty (20) days prior to the proposed closing date of the transaction.

            (b) A Purchaser shall have the right, exercisable upon written notice to such Founder within ten (10) days after receipt of the Founder's notice pursuant to Section 2(a), to participate in the Founder's sale of Co-Sale Shares pursuant to the specified terms and conditions of such Transaction. The Founder shall have the exclusive right to determine the terms and conditions of such sale and the Participants participating in any such sale shall each pay a pro rata share of the reasonable expenses reasonably incurred by the Founder in connection therewith. In order to participate in the Founder's sale of Common Stock, a Participant may be required to sell Common Stock in the Transaction and, accordingly, may be required to convert such Participant's Preferred Stock into Common Stock immediately prior to the closing of the Transaction. To the extent one or



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more of the Purchasers exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Common Stock which the Founder may sell in the Transaction shall be correspondingly reduced. The right of participation of each of the Participants shall be subject to the following terms and conditions.

                     (i) Each of the Participants may sell all or any part of that number of shares of Common Stock Equivalents of the Company then held by such Participant equal to the product obtained by multiplying (x) the aggregate number of shares of Common Stock Equivalents covered by the Transaction by (y) a fraction, the numerator of which is the number of shares of Common Stock Equivalents owned by the Participant prior to the Transaction, and the denominator of which is the aggregate number of shares of Common Stock Equivalents outstanding prior to the Transaction.

                     (ii) Each of the Participants shall effect its participation in the sale by delivering to the Founder for transfer to the purchase offeror one or more certificates, properly endorsed for transfer, which represent the number of shares of Common Stock Equivalents which the Participant elects to sell pursuant to this Section 2(b).

            (c) The certificates which the Participants deliver to the Founders pursuant to Section 2(b) shall be transferred by the Founders to the purchase offeror in consummation of the Transaction pursuant to the terms and conditions specified in the Section 2(a) notice to the Participants, and the Founders shall promptly thereafter remit to each Participant that portion of the sale proceeds to which the Participant is entitled by reason of its participation in such sale.

            (d) The exercise or non-exercise of the rights of the Participants hereunder to participate in one or more Transactions made by the Founders shall not adversely affect their rights to participate in subsequent Transactions which satisfy the circumstances specified in Section 2(a).

            (e) The provisions of Section 2(a) shall not apply to (i) any pledge of Co-Sale Shares made by a Founder which creates a mere security interest, provided the pledgee shall furnish the Participants with a written agreement providing that such pledgee shall be bound by and comply with all provisions of this Co-Sale Agreement applicable to the Founder, (ii) the sale or other transfer by a Founder or any transferee of a Founder, on a cumulative basis, of up to 1% of the number of Co-Sale Shares held by such Founder or transferee on the date of this Agreement in any twelve-month period (as adjusted for stock splits, stock dividends or other recapitalizations), (iii) any transfer by a Founder or any transferee or beneficiary of a Founder to his spouse, siblings, parents or lineal descendants, or a trust or trusts for the benefit of any of them, provided the transferee or beneficiary shall furnish the Participant with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Founders, (iv) any transfer in connection with (x) the merger or consolidation of the Company with or into any other corporation or other entity or person, or any other corporate reorganization in which the Company shall not be the surviving or continuing entity of such merger, consolidation or reorganization, so long as such merger, consolidation, or other corporate reorganization shall have been approved by the Purchasers, or (y) the sale of all or substantially all of the assets of the Company, (v) any transfer in connection with an underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933, as



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amended, (vi) any sale, assignment or transfer of Co-Sale Shares in connection with the repurchase of unvested shares of Common Stock by the Company pursuant to contractual arrangements and (vii) any sale made with the unanimous approval of the Board of Directors.

      3.    Prohibited Transfers

            (a) In the event a Founder should sell any Co-Sale Shares in contravention of the participation rights of the Purchasers under this Agreement (a "Prohibited Transfer"), the Purchasers shall have the put option provided in
Section 3(b) below, and the Founder shall be bound by the applicable provisions of such put option.

            (b) In the event of a Prohibited Transfer, each Purchaser shall have the option to sell to the Founder a number of shares of Common Stock Equivalents of the Company equal (after giving effect to any stock dividends, stock splits or other recapitalization) to the number of shares such Purchaser would have been entitled to sell if the Founder had complied with the provisions of Section 2 on the following terms and conditions:

                     (i) The price per share at which the shares are to be sold to the Founder shall be equal to the price per share paid by the third party purchaser or purchasers to the Founder.

                     (ii) The Purchaser shall deliver to the Founder, within ten
(10) days after it has received written notice of the Prohibited Transfer, the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

                     (iii) The Founder shall, upon receipt of the certificates for the shares subject to the put option, pay the aggregate Section 3(b) purchase price therefor, by certified check or bank draft made payable to the order of the Participants exercising the Section 3(b) option, and shall reimburse the Participants for any additional expenses, including legal fees and expenses, incurred in effecting such purchase and resale.

                     (iv) The parties agree that the foregoing is a liquidated damages provision, and not a penalty, which is reasonable in light of the difficulty of determining damages for the breach hereof.

            (c) Notwithstanding the foregoing, any attempt to transfer shares of the Company in violation of Section 2 hereof shall be void, and the Company agrees that it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the number of the Founders and Purchasers having the right to amend this Co-Sale Agreement as provided below.

      4.    Legended Certificates

            (a) Each certificate representing the Co-Sale Shares now or hereafter owned by the Founders or any permitted assignee in accordance herewith, shall be endorsed with the following legend:



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      "THE SALE OF TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS
SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AGREEMENT BY AND AMONG THE ORIGINAL OWNER OF THESE SHARES AND CERTAIN SHAREHOLDERS OF THE ISSUER.
COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY
OF THE ISSUER.

            (b) Each Founder hereby agrees to imprint the foregoing legend on all certificates of Co-Sale Shares now or hereafter in such Founder's possession and further agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by such certificates to enforce the provisions of this Co-Sale Agreement. Such legend and transfer restrictions referenced above shall be removed upon termination of this Co-Sale Agreement in accordance with the provisions of Section 5(a).

      5.    Miscellaneous Provisions

            (a) This Co-Sale Agreement shall terminate and no longer be in effect upon the earlier of (i) the liquidation, dissolution or winding up of the Company, (ii) the execution by the Company of a general assignment for the benefit of creditors or the appointment of a receiver or trustee to take possession of the property and assets of the Company, (iii) the closing of a firm underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, (the "Securities Act") covering the offer and sale of securities for the account of the Company to the public, (iv) the closing of the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of the outstanding shares of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary which are registered under the Securities Act, or (v) the sale of all or substantially all of the assets of the Company. In addition, this Co-Sale Agreement shall terminate with respect to a particular Founder six months after the termination of his employment and consulting relationship with the Company, or at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

            (b) Each Founder represents and warrants that (subject to any community property rights of such Founder's spouse) he or she is the sole legal and beneficial owner of the Co-Sale Shares and that no other person has any interest in such shares.

            (c) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified as set forth in the records of the Company or at such other address as such party may designate by ten days' advance written notice to the other parties hereto.

            (d) The rights and obligations of the parties hereunder shall inure to the benefit of and be binding upon, their respective successors, assigns and legal representatives.

            (e) In the event one or more of the provisions of this Co-Sale Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity,



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illegality or unenforceability shall not affect any other provisions of this
Co-Sale Agreement, and this Co-Sale Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

            (f) Any provision of this Co-Sale Agreement may be amended, waived or modified only upon the written consent of (i) the Company, (ii) the holders of a majority of the outstanding shares of the Company's Preferred Stock (or Common Stock issued upon conversion thereof), acting together as a single class and (iii) the Founders, provided that any Purchaser may waive any of his rights hereunder without obtaining the consent of any other Purchaser.

            (g) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

            (h) In the event of any dispute involving the terms hereof, the prevailing parties shall be entitled to collect reasonable legal fees and expenses from the other party(ies) to the dispute.

            (i) This Co-Sale Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            (j) This Co-Sale Agreement constitutes the full and entire understanding and agreement between the parties regarding the subject matter hereof. This Co-Sale Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof, including, but not limited to, the Prior Co-Sale Agreement.



                     [This space intentionally left blank.]



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      IN WITNESS WHEREOF, the parties have executed this Second Amended and
Restated Co-Sale Agreement on the day and year indicated above.



                                       "COMPANY"

                                       AVANEX CORPORATION


                                       By:
                                          --------------------------------------
                                          Walter Alessandrini, Chief Executive
                                          Officer

                                       Address: 42501 Albrae Avenue
                                                Fremont, CA  94538



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                                       "PURCHASERS"

                                       SEQUOIA CAPITAL FRANCHISE FUND
                                       SEQUOIA CAPITAL FRANCHISE PARTNERS
                                       SEQUOIA CAPITAL VII
                                       a California Limited Partnership
                                       SEQUOIA TECHNOLOGY PARTNERS VII
                                       a California Limited Partnership
                                       SQP 1997
                                       SEQUOIA 1997 LLC
                                       SEQUOIA INTERNATIONAL PARTNERS

                                       By:  SC VII-A Management, LLC
                                       A California Limited Liability Company,
                                       its General Partner

                                       By:
                                          --------------------------------------
                                          Managing Member



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                                       CROSSPOINT VENTURE PARTNERS 1997


                                       By:
                                          --------------------------------------
                                          Seth Neiman
                                          Partner


                                       CROSSPOINT VENTURE PARTNERS LS 1999


                                       By:
                                          --------------------------------------
                                          Seth Neiman
                                          Partner




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                                       WS INVESTMENT 98


                                       By:
                                          --------------------------------------
                                          Partner


                                       WS INVESTMENTS 99B



                                       By:
                                          --------------------------------------
                                          Partner


                                       BRADFORD C. O'BRIEN AND
                                       JUDITH M. O'BRIEN, TRUSTEES OF THE
                                       O'BRIEN FAMILY
                                       TRUST U/D/T DATED 7/1/92

                                       By:
                                          --------------------------------------

                                       BRUCE MCNAMARA


                                       -----------------------------------------
                                       ALISANDE M. ROZYNKO AND WILLIAM C. NIETO
                                       AS COMMUNITY PROPERTY


                                       -----------------------------------------


                                       THOMAS I. SAVAGE AND JANET S. KIM JTWROS


                                       -----------------------------------------


                                       -----------------------------------------


                                       IRWIN GROSS


                                       -----------------------------------------



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                                       JAFCO CO., LTD.


                                       By:
                                          --------------------------------------
                                          JAFCO America Ventures, Inc.
                                          Its Executive Partner

                                       JAFCO R-3 INVESTMENT ENTERPRISE
                                       PARTNERSHIP


                                       By:
                                          --------------------------------------
                                          JAFCO America Ventures, Inc.
                                          Its Executive Partner

                                       JAFCO JS-3 INVESTMENT ENTERPRISE
                                       PARTNERSHIP


                                       By:
                                          --------------------------------------
                                          JAFCO America Ventures, Inc.
                                          Its Executive Partner

                                       JAFCO G6-(A) INVESTMENT ENTERPRISE
                                       PARTNERSHIP


                                       By:
                                          --------------------------------------
                                          JAFCO America Ventures, Inc.
                                          Its Executive Partner

                                       JAFCO G6-(B) INVESTMENT ENTERPRISE
                                       PARTNERSHIP


                                       By:
                                          --------------------------------------
                                          JAFCO America Ventures, Inc.
                                          Its Executive Partner

                                       U.S. INFORMATION TECHNOLOGY NO. 2
                                       INVESTMENT ENTERPRISE PARTNERSHIP

                                       By:
                                          --------------------------------------
                                          JAFCO Co., Ltd.
                                          Its Executive Partner



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                                       MAYFIELD IX
                                       A Delaware Limited Partnership


                                       By:
                                          --------------------------------------
                                          Mayfield IX Management, L.L.C.
                                          Its General Partner


                                       MAYFIELD ASSOCIATES FUND IV
                                       A Delaware Limited Partnership


                                       By:
                                          --------------------------------------
                                          Mayfield IX Management, L.L.C.
                                          Its General Partner



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                                       "FOUNDERS"


                                       -----------------------------------------
                                       Simon X. Cao


                                       -----------------------------------------
                                       Jessy Chao


                                       -----------------------------------------
                                       Paul Shi-Qi Jiang



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